UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 14, 2009
(Date of earliest event reported)

CAVALIER HOMES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9792 (Commission File Number)	63-0949734 (IRS Employer Identification No.)

32 Wilson Boulevard 100 Addison, Alabama (Address of Principal Executive Offices)	35540 (Zip Code)

(256) 747-9800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Cavalier Homes, Inc. (“Company”) issued a press release dated August 14, 2009, announcing that the stockholders approved the Agreement and Plan of Merger between the Company and Southern Energy Homes, Inc. The Company further announced that on August 13, 2009, representatives of the Federal Trade Commission contacted Cavalier and Southern Energy regarding the transaction. Both Cavalier and Southern Energy are cooperating with the inquiry from the Federal Trade Commission and expect to consummate the merger as soon as practical.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Cavalier Homes, Inc.’s press release dated August 14, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAVALIER HOMES, INC. (Registrant)
Date: August 14, 2009	By:	/s/ Michael R. Murphy
Michael R. Murphy Chief Financial Officer

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